Vanguard World Fund

Supplement Dated March 6, 2023, to the Statement of Additional Information Dated December 21, 2022
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the table under the heading “1. Other Accounts Managed” on page B-64 is replaced as follows:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Tom Slater	Registered investment companies[1]	3	$34.6B	1	$34.5B
	Other pooled investment vehicles	4	$22.1B	0	$0
	Other accounts	14	$1.3B	0	$0
Gary Robinson	Registered investment companies[1]	4	$34.6B	1	$34.5B
	Other pooled investment vehicles	9	$6.1B	0	$0
	Other accounts	16	$1.4B	0	$0
1 Includes Vanguard U.S. Growth Fund which held assets of $34.5 billion as of August 31, 2022.

In the same section, the first sentence under the heading “3. Description of Compensation” on page B-64 is replaced as follows:
Mr. Robinson and Mr. Slater are Partners of Baillie Gifford & Co.

Also in the same section, the information under the heading “4. Ownership of Securities” on page B-64 is replaced as follows:
As of August 31, 2022, Mr. Robinson and Mr. Slater did not own any shares of Vanguard U.S. Growth Fund.
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Vanguard Marketing Corporation, Distributor.
SAI 023B 032023